                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

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     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                             Grey Global Group Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the
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     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number,
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

                             GREY GLOBAL GROUP INC.
                                777 THIRD AVENUE
                            NEW YORK, NEW YORK 10017

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 JULY 18, 2001

To the Stockholders of
  Grey Global Group Inc.

     The Annual Meeting of Stockholders of Grey Global Group Inc. ("Company") will be held at the offices of APCO Worldwide Inc., the Company's public affairs subsidiary, 1615 L Street, N.W., Washington, D.C., on July 18, 2001 at 8:00 A.M., local time, for the following purposes:

     (1) To elect one director to hold office for a three-year term.

     (2) To consider and take action on a proposal to ratify the selection of Ernst & Young LLP as independent auditors for the Company for 2001.

     (3) To transact such other business as may properly come before the meeting.

     Holders of record of the Company's Common Stock and Limited Duration Class B Common Stock at the close of business on June 11, 2001, and holders of the Company's Preferred Stock, will be entitled to vote at the meeting.

                                          By Order of the Board of Directors

                                          Steven G. Felsher
                                          Secretary

New York, New York
June 29, 2001

PLEASE SPECIFY YOUR CHOICES, DATE AND SIGN THE ENCLOSED PROXIES AND MAIL THEM PROMPTLY IN THE ENCLOSED ENVELOPE.

                             GREY GLOBAL GROUP INC.
                                777 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                                 (212) 546-2000

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                 JULY 18, 2001

     This Proxy Statement is being mailed to stockholders on or about June 29, 2001 in connection with the solicitation of proxies by the Board of Directors of Grey Global Group Inc. ("Company") for the Annual Meeting of Stockholders to be held at the offices of APCO Worldwide Inc., the Company's public affairs subsidiary, 1615 L Street, N.W., Washington, D.C., on July 18, 2001 at 8:00 A.M., local time, and at any and all adjournments thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to its exercise. A stockholder may effect revocation of a proxy by delivering written notice to the Secretary of the Company, by giving a later-dated proxy or by attending the meeting and voting in person. All properly executed, unrevoked proxies will be voted as specified. Unless contrary directions are given, proxies will be voted for the election of the nominee for director proposed by the Board of Directors and in favor of the proposals set forth in the notice. Shares represented by executed proxies received by the Company will be counted for a quorum regardless of how or whether such shares are voted on any particular matter. Where nominee stockholders of record do not vote on specific issues because they did not receive instructions, such "non-votes" will not be treated as votes cast or shares present for such issues. The affirmative vote of the holders of a plurality of the votes cast is required in the election of directors. The vote required to approve the other matters to be voted on at the meeting, as well as the effect of abstentions and broker non-votes, is set forth in the sections describing such matters.

     THE COMPANY WILL PROVIDE WITHOUT CHARGE TO ANY STOCKHOLDER A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 ("10-K"). STOCKHOLDERS DESIRING TO OBTAIN A COPY OF THE 10-K SHOULD ADDRESS WRITTEN REQUESTS TO MS. LINDA M. FOX, ASSISTANT SECRETARY, GREY GLOBAL GROUP INC., 777 THIRD AVENUE, NEW YORK, NEW YORK 10017.

VOTING SECURITIES

     Holders of record of the Company's Common Stock and Limited Duration Class B Common Stock ("Class B Stock") at the close of business on June 11, 2001, and holders of the Company's Preferred Stock, will be entitled to vote at the meeting. On June 11, 2001, the Company had outstanding 1,033,776 shares of Common Stock and 221,879 shares of Class B Stock. The Company also has outstanding and entitled to vote at the meeting 20,000 shares of its Series I Preferred Stock, and 5,000 shares each of its Series II Preferred Stock and Series III Preferred Stock. At the meeting, each share of Common Stock will be entitled to one vote; each share of Class B Stock will be entitled to ten votes; and each share of Preferred Stock will be entitled to eleven votes.

     To the knowledge of the Board of Directors, as of the record date, no stockholder owned of record or beneficially more than 5% of the Company's outstanding shares of Common Stock, Class B Stock or Preferred Stock except as indicated below.

                                                     AMOUNT OF SHARES
                                                      AND NATURE OF
                       NAME AND ADDRESS OF RECORD     BENEFICIAL OR     PERCENTAGE
TITLE OF CLASS            OR BENEFICIAL OWNER        RECORD OWNERSHIP    OF CLASS
--------------         --------------------------    ----------------   ----------
Common Stock         Edward H. Meyer, as Voting          138,017(a)        13.4
                     Trustee under a Voting Trust
                     Agreement, dated as of
                     February 24, 1986, and as
                     subsequently amended ("Voting
                     Trust Agreement"), among the
                     Voting Trustee, the Company
                     and the Beneficiaries of the
                     Voting Trust Agreement 777
                     Third Avenue, New York, New
                     York 10017
                     Edward H. Meyer                     205,248(b)        18.1
                     777 Third Avenue
                     New York, New York 10017

                     The committee administering          27,484(c)         2.7
                     the Company's Employee Stock
                     Ownership Plan
                     777 Third Avenue
                     New York, New York 10017

                     Ariel Capital Management, Inc.      221,551(d)        21.4
                     307 North Michigan Avenue
                     Chicago, Illinois 60601

                     Brookside Capital                    57,479(e)         5.6
                     Partners Fund, L.P.
                     Two Copley Place
                     Boston, Massachusetts 02116

                     Tweedy Browne Company L.P.           63,568(f)         6.1
                     52 Vanderbilt Avenue
                     New York, New York 10017

                     All executive officers and          299,880(g)        25.8
                     directors as a group

                                                     AMOUNT OF SHARES
                                                      AND NATURE OF
                       NAME AND ADDRESS OF RECORD     BENEFICIAL OR     PERCENTAGE
TITLE OF CLASS            OR BENEFICIAL OWNER        RECORD OWNERSHIP    OF CLASS
--------------         --------------------------    ----------------   ----------

Class B Stock        Edward H. Meyer                     134,291(a)        60.5
                     Trustee under the Voting
                     Trust Agreement
                     777 Third Avenue
                     New York, New York 10017

                     Edward H. Meyer                     135,617(b)        54.8
                     777 Third Avenue
                     New York, New York 10017

                     The committee administering          56,944(c)        25.7
                     the Company's Employee Stock
                     Ownership Plan
                     777 Third Avenue
                     New York, New York 10017

                     All executive officers and          217,899(g)        88.1
                     directors as a group

Series I, Series II  Edward H. Meyer                      30,000(h)       100.0
and Series III       777 Third Avenue
Preferred Stock      New York, New York 10017

---------------
(a) Represents voting power only. Does not include shares issuable upon exercise of options which are, however, contractually bound to be deposited pursuant to the Voting Trust Agreement. In general, investment power over the shares deposited in the voting trust established pursuant to the Voting Trust Agreement is retained by the several beneficiaries of the Voting Trust Agreement. (See "Employment Agreements and Other Transactions" below.)

(b) Includes shares of Common Stock and of Class B Stock, as the case may be, issuable upon conversion of the Company's 8 1/2% Convertible Subordinated Debentures owned by Mr. Meyer, and shares of Common Stock issuable upon exercise of stock options which are currently exercisable (after giving effect to the assumed conversion and exercise thereof) and Mr. Meyer's beneficial interest in shares of Common Stock and Class B Stock deposited by him pursuant to the Voting Trust Agreement as to which he retains investment power. Does not include shares of Common Stock (2.7% of such class) and of Class B Stock (25.7%) held in the Company's Employee Stock Ownership Plan as to which Mr. Meyer exercises shared voting power by virtue of his membership on the committee charged with its administration. Does not include shares of Common Stock or Class B Stock and shares of Common Stock issuable upon exercise of stock options, held in trust for Mr. Meyer's children which have been deposited with the Voting Trust under the Voting Trust Agreement, or shares of Common Stock or Class B Stock as to which Mr. Meyer exercises voting power by virtue of being the Voting Trustee under the Voting Trust Agreement (other than shares deposited in the Voting Trust by Mr. Meyer).

(c) The committee which administers the Company's Employee Stock Ownership Plan exercises voting power over shares held in such plan, and is comprised of Mr. Meyer and Steven G. Felsher.

(d) Information based on the Company's understanding of publicly filed material. Ariel Capital Management, Inc., a registered investment advisor, together with a related entity, on behalf of its clients, has sole or shared dispositive and voting power with respect to the shares listed.

(e) Information based on the Company's understanding of publicly filed material. Brookside Capital Partners Fund, L.P., Inc., together with a related entity, has sole or shared dispositive and voting power with respect to the shares listed.

(f) Information based on the Company's understanding of publicly filed material. Tweedy Browne Company L.P., a registered investment advisor, together with related entities, on behalf of its clients, has been a long-term investor in the Company, has sole or shared dispositive and voting power with respect to the shares listed.

(g) Includes shares of Common Stock (2.7% of such class) and of Class B Stock (25.7%), as the case may be, as to which certain executive officers exercise shared voting power by virtue of their membership on the committee administering the Company's Employee Stock Ownership Plan. Includes shares of Common Stock and Class B Stock as to which the Voting Trustee (Mr. Meyer) under the Voting Trust Agreement exercises voting power. Includes shares of Common Stock and Class B Stock issuable upon conversion of the Company's 8 1/2% Convertible Subordinated Debentures owned by Mr. Meyer and shares of Common Stock issuable upon exercise of stock options which are exercisable by beneficiaries under the Voting Trust Agreement, who are obliged, under the terms of the Voting Trust Agreement, to deposit in the Voting Trust shares acquired subsequent to the execution of the Voting Trust Agreement, after giving effect to the assumed conversion and exercise thereof. Does not include shares of Common Stock issuable to beneficiaries under the Voting Trust Agreement upon exercise of stock options which are not presently exercisable.

(h) Represents 20,000 shares of Series I Preferred Stock, and 5,000 shares of each of the Company's Series II and Series III Preferred Stock, of which classes Mr. Meyer owns 100% of the outstanding shares.

                              ELECTION OF DIRECTOR

     The Board of Directors presently consists of four members, one of whom is elected by the holder of the Series I Preferred Stock, and three of whom, divided into three classes, are elected by the holders of the Common Stock, the Class B Stock and the Preferred Stock voting together. At each Annual Meeting of Stockholders, a director of one class is elected to serve for a three-year term or until the election of his successor.

     Victor J. Barnett has been nominated to be elected at the meeting to serve as a director until the Annual Meeting of Stockholders to be held in 2004. Mr. Barnett is currently serving on the Board having been elected by the Board to fill the vacancy resulting from the resignation of John Shannon earlier in the year.

     The Company's Certificate of Incorporation provides for cumulative voting for elections of directors. Therefore, if more than one director is being elected at a meeting, each stockholder is entitled to cast as many votes as shall equal the number of votes represented by the shares owned by such stockholder multiplied by the number of directors to be elected and such stockholder may cast all of such votes for a single nominee for director, or may distribute them among the number of nominees, as the stockholder determines.

     Information relating to Mr. Barnett and to the directors not standing for election who will continue in office following the meeting is set forth below. Each person listed below is currently a director of the Company.

                                                                               NO. OF SHARES OF   PERCENT OF
                                                                       TERM         VOTING        VOTES CAST
                                                                      OFFICE        STOCK             BY
                                                           DIRECTOR    WILL         OWNED           VOTING
NAME(a)                AGE          OCCUPATION(b)           SINCE     EXPIRE   BENEFICIALLY(c)      SHARES
-------                ---          -------------          --------   ------   ----------------   ----------
Victor J. Barnett....  68    Chairman, Burberry Limited      2001      2001             --             --
Mark N. Kaplan.......  71    Of counsel, Skadden, Arps,      1973      2002          2,200(e)          --(f)
                             Slate, Meagher & Flom LLP,
                             law firm(d)
Edward H. Meyer......  74    Chairman of the Board,          1961      2003        543,579(g)       70.96
                             President and Chief
                             Executive Officer
Richard Reiss,               Chairman, Georgica Advisors
  Jr. ...............  57    LLC, a private investment       1999        --(h)       2,000(i)          --(f)
                             fund

---------------
(a) There is no family relationship between any director and any other director or executive officer of the Company.

(b) Mr. Meyer has served the Company for more than the past five years in these positions.
    Mr. Kaplan also serves on the boards of directors of American Biltrite Inc., autobytel.com inc., Congoleum, Inc., DRS Technologies, Inc., REFAC Technology Development Corporation and Volt Information Sciences, Inc.
    Mr. Meyer is also a director of Ethan Allen Interiors, Inc. and Harman International Industries, Inc.
    Mr. Reiss is also a director of Lazard Funds, Inc., O'Charley's Inc. and RFS Investors Inc.
    Mr. Barnett is also a director of the Great Universal Stores plc.

(c) Represents beneficial interests in shares of the Company's Common Stock, Class B Stock, and Series I, II and III Preferred Stock. (See "Voting Securities" above.) Information is as of the record date.

(d) Skadden, Arps, Slate, Meagher & Flom LLP, a law firm for which Mr. Kaplan is of counsel, has provided certain legal services to the Company in 2000 and 2001.

(e) Mr. Kaplan owns 1,100 shares of each of the Common Stock and of the Class B Stock.

(f) Represents less than 1.0% of the votes entitled to be cast.

(g) Mr. Meyer beneficially owns 104,684 shares of Common Stock and 110,053 shares of Class B Stock, as to which he, as the Voting Trustee under the Voting Trust Agreement (as hereinafter defined), exercises voting power, and 20,000 shares of the Series I Preferred Stock, and 5,000 shares of each of the Series II and of the Series III Preferred Stock, representing approximately 10.1%, 49.6%, 100%, 100% and 100% of each class, respectively. Also includes shares held pursuant to the Voting Trust Agreement, as to which Mr. Meyer, as the Voting Trustee, exercises voting power, and shares of Common Stock and Class B Stock held in the Company's Employee Stock Ownership Plan as to which Mr. Meyer exercises shared voting power by virtue of his membership on the committee charged with its administration. Also includes shares of Common Stock (2.5%) and Class B Stock (11.5%) issuable upon conversion of the Company's 8 1/2% Convertible Subordinated Debentures owned by Mr. Meyer after giving effect to the assumed conversion thereof and shares of Common Stock (7.3%) issuable upon exercise of currently exercisable stock options owned by Mr. Meyer and shares of Common Stock issuable upon exercise of stock options which are exercisable by beneficiaries under the Voting Trust Agreement after giving effect to the assumed exercise thereof. Does not include shares of Common Stock issuable to beneficiaries under the Voting Trust Agreement upon exercise of options which are not presently exercisable.

(h) Mr. Reiss had been elected by the holder of the Series I Preferred Stock and serves until the election of his successor.

(i) Mr. Reiss owns 2,000 shares of Common Stock.

     The Board of Directors has no reason to believe Mr. Barnett will for any reason be unable to serve as a director. If, however, Mr. Barnett becomes unavailable to serve for any reason, it is the intention of the persons named in the enclosed form of proxy, unless otherwise instructed by stockholders, to vote such proxy for the election of such other person as the Board of Directors may in its discretion recommend.

     Directors who are not employees of the Company receive a fee of $4,500 per quarter and a fee of $4,000 for each meeting of the Board attended. Directors who are also employees receive no remuneration for serving on the Board. Under an agreement with the Company, Mr. Kaplan has elected to have payment of his director's fees deferred until he retires from the Board. The Company matches annually up to $10,000 in charitable contributions made by each non-employee director. During 2000, the Board met five times. Each director attended all of the meetings of the Board.

     The Audit Committee, which is comprised of Messrs. Barnett, Kaplan and Reiss, reviews the services of the Company's independent auditors, the preparation of the Company's financial statements and the maintenance of internal controls by the Company. During 2000 the Audit Committee met four times. Each then Committee member attended all of the meetings. Each member of the Audit Committee is independent as defined in the Nasdaq listing standards. On June 12, 2000, the Board adopted the Charter of the Audit Committee in the form of Annex A. Messrs. Kaplan and Reiss also comprise the Company's Compensation Committee, which is charged with overseeing matters relating to senior executive compensation. The Company does not have a standing nominating committee. Members of the Audit Committee and the Compensation Committee receive $1,000 for attendance at each meeting of each such committee which does not fall on the same day as a meeting of the Board.

                             AUDIT COMMITTEE REPORT

     With respect to the year ended December 31, 2000, the Audit Committee of the Board of Directors has done the following:

     - Reviewed and discussed the audited financial statements with management;

     - Discussed with Ernst & Young LLP, the Company's independent auditor, the matters required to be discussed by Statement on Auditing Standards No. 61; and

     - Received the written disclosure and the letter from Ernst & Young LLP required by Independence Standard No. 1 and has discussed with Ernst & Young LLP that firm's independence.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

                                          MARK N. KAPLAN
                                          RICHARD REISS, JR.

                           REMUNERATION OF MANAGEMENT

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table provides certain summary information concerning compensation paid or accrued by the Company to or on behalf of its Chief Executive Officer and each of the four other most highly compensated executive officers of the Company with respect to the three most recently completed fiscal years of the Company, except as indicated below:

                                                               LONG-TERM COMPENSATION
                                    ANNUAL COMPENSATION        -----------------------
                                ----------------------------     REST.        STOCK      ALL OTHER
NAME AND POSITION               YEAR   SALARY(2)    BONUS(2)   STOCK($)    OPTIONS(#)     COMP.(1)
-----------------               ----   ----------   --------   ---------   -----------   ----------
Edward H. Meyer...............  2000   $2,900,000   $450,000        -0-         -0-      $1,314,756
  Chairman, President and       1999    2,900,000    250,000        -0-         -0-         912,520
  Chief Executive Officer       1998    2,900,000    400,000        -0-      30,000       1,395,597
Robert L. Berenson............  2000     $625,000   $170,000        -0-         -0-      $  292,080
  Vice Chairman, General        1999      625,000    170,000        -0-         -0-         280,659
  Manager                       1998      625,000    220,000        -0-         -0-         356,597
Steven G. Felsher.............  2000     $600,000   $250,000   $899,250(3)    1,500      $  261,735
  Vice Chairman, Chief          1999      425,000    200,000        -0-         -0-         210,884
  Financial Officer, Secretary  1998      425,000    144,000        -0-         500         183,649
  & Treasurer
Stephen A. Novick.............  2000     $825,000   $100,000        -0-         -0-      $  217,096
  Vice Chairman, Chief          1999      825,000    100,000        -0-         -0-         205,412
  Creative Officer              1998      825,000    125,000        -0-         -0-         432,401
John Shannon..................  2000     $555,249   $151,500        -0-         -0-      $   47,156
  President,                    1999      600,730    165,320        -0-         -0-          61,741
  Grey-International            1998      600,730    220,320        -0-         500          82,492

---------------
(1) All Other Compensation includes: (i) contributions of $6,700 for 2000 to the Company's qualified defined contribution plans on behalf of the named executives other than Mr. Shannon, who, as a United Kingdom resident, participated in local pension programs to which he contributed funds from his salary compensation; (ii) amount shown for Mr. Shannon represents deferred compensation pursuant to a subsidiary-sponsored program for United Kingdom executives; (iii) respective insurance premium expense coverage or reimbursement of $74,618, $30,380, $5,035 and $10,396 in 2000, for Messrs.
    Meyer, Berenson, Felsher and Novick; (iv) accruals in the amounts of $109,600 for Mr. Meyer in 2000 generally in respect of amounts which would have been allocated to Mr. Meyer's accounts under the Company's qualified defined contribution programs for such year but for certain limitations determined under the federal tax laws; (v) respective allocations under the Company's Senior Management Incentive Plan ("SMIP") in 2000 for Messrs. Berenson, Meyer, Felsher and Novick of $130,000, $1,123,838, $250,000 and $200,000; (vi)
    $150,000 of loan forgiveness in 1998 and $125,000 of loan forgiveness effected for 1999 in respect of Mr. Berenson's indebtedness to the Company; and (vii) $200,000 of loan forgiveness effected in early 1999 in respect to Mr. Novick's indebtedness to the Company.

(2) Includes amounts paid into a deferred compensation trust on Mr. Meyer's behalf in 1999 and 2000. (See "Certain Relationships and Related Transactions.")

(3) Grant of 1,500 shares of restricted stock pursuant to the Company's 1994 Stock Incentive Plan.

AGGREGATE OPTIONS EXERCISED IN 2000 AND STOCK OPTION VALUES AS AT DECEMBER 31, 2000(1)

                                                                                          VALUE OF
                                                                    NUMBER OF           UNEXERCISED
                                                                   UNEXERCISED          IN-THE-MONEY
                                                                   OPTIONS AT            OPTIONS AT
                                   SHARES                       DECEMBER 31, 2000    DECEMBER 31, 2000
                                  ACQUIRED         VALUE          EXERCISABLE/          EXERCISABLE/
NAME                             ON EXERCISE    REALIZED(2)       UNEXERCISABLE        UNEXERCISABLE
----                             -----------    -----------     -----------------    ------------------
Edward H. Meyer................      --              --            75,000/0            $33,122,500/0
Robert L. Berenson.............      --              --          1,667/3,333         $836,000/1,671,500
Steven G. Felsher..............      --              --           833/4,667          $417,750/1,747,250
Stephen A. Novick..............      --              --          1,167/2,333         $585,250/1,170,000
John Shannon...................      --              --           667/1,833           $334,500/827,250

---------------
(1) All options relate to shares of Common Stock.

(2) "Value Realized" represents the market price of the Common Stock on the date of exercise less the exercise price paid.

OPTION GRANTS IN THE LAST FISCAL YEAR

                                              INDIVIDUAL GRANTS
                                                 % OF TOTAL
                         NUMBER OF SHARES      OPTIONS GRANTED     EXERCISE
                        UNDERLYING OPTIONS      TO EMPLOYEES         PRICE                      GRANT DATE
NAME                        GRANTED(1)             IN 2000         ($/SHARE)    EXP. DATE    PRESENT VALUE (2)
----                    ------------------    -----------------    ---------    ---------    -----------------
Steven G. Felsher.....        1,500                   6%            $425.00      4/13/10         $358,530

---------------
(1) Options granted to acquire Common Stock at market price on the date of grant under the Company's 1994 Stock Incentive Plan. The options are exercisable at a rate of one-third per year beginning on the third anniversary of the date of grant.

(2) Amounts based on the modified Black-Scholes option prices model with the following assumptions: exercise price equal to fair market value on the date of grant, ten year option term, interest rate of 6.69% and a dividend rate of .94%. There is no assurance that value realized by an optionee will be at or near the value estimated by this pricing model. Should the stock price not rise above the option price, the optionee will realize no gain.

                         COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

     The Compensation Committee is comprised of two of the Company's independent directors, Mark N. Kaplan and Richard R. Reiss, Jr. The Committee is responsible for the establishment of the goals of the Company's compensation practices and the implementation of compensation programs that further these goals. It reviews regularly the development of the Company's operations, its revenue and profit performance, its prospects for growth, the general trends in the advertising agency industry and the particular needs of the Company.

     The Committee reviews and approves general allocations under several long-term deferred and current compensation programs. These programs, which utilize both cash and stock awards, are designed to foster the retention of key management personnel and a strong commitment by the Company's senior executives to the interests of the Company's stockholders, clients and business, by rewarding excellent performance with current compensation, enhancing motivation for profit performance and encouraging a strong community of interests with the Company's stockholders through share awards.

     These are particularly important, and not readily subject to a short-term formula approach, in the advertising industry where compensation is heavily negotiated and where there is great demand for talented people, thus resulting in a high potential for executive turnover. The Committee believes that the programs adopted by the Company have been helpful in retaining and motivating its executive officers who average more than 20 years of service with the Company. This stability, which is not prevalent in the advertising agency business more generally, has, in the judgment of the Committee, been important in enabling the Company to achieve strong performance of its share price over the last 20 years. Over such 20-year period, and as through the record date, the Company's stock price has had an annual compounded return, exclusive of dividends, of approximately 17%.

     The Company's executive officers, as disclosed in this proxy statement, own a substantial interest in the Company's stock, a significant portion of which was acquired over many years through a number of the Company's stock programs. This indicates the importance which the Company places on management having the same interests as stockholders generally.

     A significant portion of the executives' total compensation is provided through payment of discretionary annual bonuses and through allocations under the Company's 1998 Senior Management Incentive Plan (the "1998 SMIP") which are intended to create incentives to improve growth and profitability. In granting annual bonuses, the Committee considers the results of operations of the Company, the executives' relative contribution to the Company's overall success, the need for executives to believe they are compensated competitively, the need for bonuses to be scaled to reflect seniority and contribution, and other relevant factors. In addition, in recent years, advertising industry professionals have been subject to the increased recruiting efforts by internet businesses and an increased demand for highly qualified people generally. As a result, increases in both cash and stock compensation were approved consistent with the recommendations of the Chief Executive Officer to ensure the retention of key executives of the Company.

     During year 2000, under Mr. Meyer's direction, the Company's financial returns improved dramatically when compared to the prior year, and the Company undertook and executed successfully a significant reorganization of its operations which, it is believed, positions the Company for further success in the future. In recognition of this, at the beginning of 2001, Mr. Meyer was allocated a salary increase of $400,000 and a year-end bonus of $450,000. The Committee also recognized that Mr. Meyer's salary had not been increased for a number of years, that his involvement was key to the successful launch of the Company's new, forward-looking structure, that Mr. Meyer continues to have strong relationships with key clients of the Company and that Mr. Meyer continues to oversee excellently the maintenance of the Company's public profile which has helped enhance the market performance of the Company's shares. The Committee also recognizes the increasingly costly marketplace for senior executive talent in the advertising agency industry generally and the necessity for the Company to remain competitive. In determining Mr. Meyer's compensation elements, the Committee considered the performance of the Company and the compensation of other chief executive officers generally, as such data is publicly available and set forth in various compilations. The Committee further considered that Mr. Meyer has been employed by the Company since 1956 and has served as the Chief Executive Officer since 1971. The Committee also considered Mr. Meyer's long-term contributions in creating value for the Company and its stockholders by establishing and maintaining many significant client relationships, and by overseeing the Company's expansion into new disciplines and parts of the world.

     Under the 1998 SMIP, as approved by the Company's stockholders, participants are credited with compensation in an aggregate amount equal to 12% of the Company's pre-tax operating earnings for each year from 1998 through 2002. Because of Mr. Meyer's senior position and his substantial interest in the equity of the Company, the Committee awarded Mr. Meyer with respect to 2000 an allocation of $1,123,838 which is slightly less than, but consistent with, the 15% agreed to be allocated to Mr. Meyer under SMIP.

     The income laws deny tax deductions to publicly-held corporations for annual compensation paid to certain executive officers in excess of $1,000,000, subject to certain exceptions. The Committee believes the Company should take appropriate steps to be in a position to preserve the tax deductibility of compensation payments, to the extent such steps are consistent with providing competitive compensation to its executives and the Company otherwise satisfies the requirements of the tax law. Thus, to satisfy the requirements of the tax law, the Committee submitted to, and secured the approval of, the stockholders at the 1994 annual meeting of stockholders, the Company's stock compensation and incentive plans designed to comply with such tax laws. In addition, and for the same purpose, as discussed below, the Company has entered into arrangements with Mr. Meyer, and deferred certain compensation for Mr. Berenson to ensure continued compliance in the future.

                                          MARK N. KAPLAN
                                          RICHARD R. REISS, JR.

SENIOR EXECUTIVE OFFICER POST-EMPLOYMENT COMPENSATION PLAN; PENSION ARRANGEMENTS

     The Senior Executive Officer Post-Employment Compensation Plan provides that certain qualified officers of the Company and its subsidiaries will be entitled upon retirement at or after the age of 60 to a lifetime supplemental pension of a maximum of $60,000 per year depending, in part, upon the date of retirement. Persons who are executive vice presidents of the Company, or more senior, or are designated senior executive officers of certain of the Company's subsidiaries, and who have met certain age and length of service requirements, and have been designated by the Board of Directors of the Company, are participants under the plan. In addition, a surviving spouse of a recipient of a pension under the plan is entitled to an annual pension equal to a maximum of $30,000 depending, in part, upon the date of retirement of the deceased participant, for the shorter of such spouse's life and 20 years. Each of the named executives (other than Mr. Shannon) is a participant in the plan. In addition, the Company has certain understandings whereby certain additional pension amounts may be paid to Messrs. Berenson, Felsher and Novick. Furthermore, the Company agreed to make certain payments ("pension deposits") to a rabbi trust established with the United States Trust Company of New York which would be used to fund a pension obligation to be payable to Mr. Meyer over the eleven year period following the normal expiration of his current employment agreement ("pension period"). Pension deposits of $30,000 each month are to be made through 2004 contingent on Mr. Meyer's continued employment. The amount of the pension to be paid to Mr. Meyer will be dependent on, and be limited to, the funds in the rabbi trust during the pension period. In addition, upon termination of Mr. Meyer's employment prior to the commencement of the pension period or upon his death, any undistributed funds in the rabbi trust would be paid to Mr. Meyer or his estate, as the case may be, in satisfaction of any future obligations with respect to this pension.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During 1996, pursuant to an earlier employment arrangement with Mr. Berenson, the Company loaned Mr. Berenson $700,000, $200,000 of which is forgivable by the Company assuming Mr. Berenson's continued employment through early 2002 and $500,000 of which is forgivable by the Company dependent on Mr. Berenson's employment through 2004. In addition, in 1999 the Company agreed with Mr. Berenson that upon a change in control of the Company and the involuntary termination of Mr. Berenson's employment or material diminution of his status resulting in him terminating his employment, he shall be entitled to continued salary for one year following such event and the immediate vesting of all of his currently-held theretofore unvested stock options and allocations under SMIP, and the forgiveness of his outstanding loans detailed above.

     The Company has an employment agreement with Mr. Felsher providing for his continued employment with the Company through July 21, 2005. The agreement also provides for an annual salary of $600,000 for Mr. Felsher's services, and for the annual grant of 300 shares of restricted stock and options to acquire 300 shares of Company stock at the then pertaining market value. In addition, in the event Mr. Felsher's employment is terminated without cause or for good reason he shall be entitled to the greater of his principal annual aggregate compensation multiplied by 1.4 and the amounts remaining to be paid pursuant to his agreement. In such event, as well, Mr. Felsher's benefits under Company plans will vest.

     The Company has an employment agreement with Mr. Meyer, which provides for Mr. Meyer's employment with the Company through December 31, 2004. The agreement also provides for a minimum annual salary of $3,300,000 for Mr. Meyer's services as Chief Executive Officer. If the Company terminates Mr. Meyer's full-time employment as Chief Executive Officer without cause (as defined in the agreement), or if Mr. Meyer effects such termination due to a change of control of the Company or other good reason specified in the agreement, Mr. Meyer will receive $3,000,000 in consideration of his employment. The agreement further provides that the Company will defray premiums on life insurance policies on Mr. Meyer's life payable to a beneficiary designated by him; the Company paid $34,427 in premiums in respect of these policies in 2000. The employment agreement also provides that Mr. Meyer may, for a period subsequent to his termination of full-time employment as Chief Executive Officer, provide the Company with consulting services for compensation at the rate of $10,000 per month. If the Company terminates Mr. Meyer's full-time employment as Chief Executive Officer without cause, or if Mr. Meyer effects such termination due to a change in control of the Company or for other good reason, Mr. Meyer will receive a lump sum payment equal to his then current aggregate remuneration multiplied by the greater of the number of years remaining in the term of the employment agreement and the number three. In such event, Mr. Meyer will also have an option to sell to the Company each share of the Common Stock and the Class B Stock which he then owns at the per share market value of the Common Stock. Mr. Meyer's agreement also provides that, for the remainder of Mr. Meyer's life (subject to suspension in the event Mr. Meyer becomes disabled or is in breach of his agreement) following his termination of employment, the Company will, among other things, provide Mr. Meyer with an office and related office staff and facilities. In addition, for a period of five years following his termination of employment the Company has agreed to reimburse Mr. Meyer for certain business expenses incurred by him during such year of up to $100,000 per year, with such amounts being adjusted for increases in the consumer price index until the date of termination of his employment, and to provide Mr. Meyer with the continued use of a car and driver. During such five-year period, Mr. Meyer has also been charged with the responsibility of overseeing a certain portion of the Company's charitable contributions and, thus, will see to the contribution to charities of $100,000 per year of the Company's funds.

     In the context of the agreement extending the term of Mr. Meyer's employment agreement through the date hereinabove mentioned, the Company and Mr. Meyer also reached agreement providing for the deferral of certain compensation otherwise payable to him and the payment of such deferred compensation into a trust, commonly referred to as a rabbi trust, established with United States Trust Company of New York. The purpose of the trust arrangement is to enhance the Company's ability to deduct compensation paid to Mr. Meyer without the application of Section 162(m) of the Internal Revenue Code ("Section") at such times as the monies are paid to Mr. Meyer from the trust. The Section, under certain circumstances, denies a tax deduction to an employer for certain compensation expenses in excess of $1,000,000 per year paid by a publicly-held corporation to certain of its executives. For 2000, all W-2 compensation attributable to Mr. Meyer in excess of $1,000,000 was deferred and paid into the trust. In 2001 and subsequent years, such compensation as shall be timely elected by Mr. Meyer shall be deferred and paid into the trust provided that no such election shall cause any compensation paid to Mr. Meyer to be non-deductible by reason of the Section. Amounts deferred and paid into the trust shall be paid to Mr. Meyer or to his estate, as the case may be, upon the expiration of Mr. Meyer's employment agreement, or the termination of his employment by reason of death or disability. For the purpose of the presentation of Mr. Meyer's compensation in the Summary Compensation Table hereinabove provided, the amounts deferred and paid into the trust are deemed having been paid to Mr. Meyer.

     In 1983, the Company sold and issued $3,025,000 principal amount of its 8 1/2% Convertible Subordinated Debentures, due December 10, 2003, to Mr. Meyer in consideration of a purchase price of equal amount, of which $25,000 was paid in cash and the remainder by delivery of Mr. Meyer's long-term 9% full recourse promissory note in the principal amount of $3,000,000, due December 31, 2004. The Debentures are convertible at any time into one share of Common Stock and one share of Class B Stock, at a current conversion price of $118.33, subject to adjustment upon the occurrence of certain events. During 1992, Mr. Meyer exercised certain stock options which had been granted to him in 1984, and, in connection therewith pursuant to the stock option agreement, issued to the Company his promissory note in the amount of $3,169,690, representing the exercise price in excess of the par value of the shares issued on exercise, which amount was paid in cash, and his promissory note in the amount of $2,339,998, representing the amount of tax required to be withheld in connection with such option exercise. The promissory notes are each full recourse, mature on December 22, 2001 and bear interest at the rate of 6.06% per year. Mr. Meyer is also indebted to the Company in the aggregate amount of $762,950 pursuant to long-term 9%, full recourse promissory notes delivered to the Company in connection with Mr. Meyer's purchase of shares of Series I Preferred Stock, Series II Preferred Stock and Series III Preferred Stock (collectively, the "Preferred Stock"). The redemption date of the Preferred Stock is fixed at April 7, 2004. The terms of the Preferred Stock also give Mr. Meyer or his estate, as the case may be, the option to require the Company to redeem his Preferred Stock for a period of 12 months following his (i) death, (ii) permanent disability or permanent mental disability, (iii) termination of full-time employment for good reason or (iv) termination of full-time employment by the Company without cause.

     If Mr. Meyer had been terminated effective December 31, 2000 under circumstances which would have resulted in payment of the special severance detailed in the foregoing description of his agreement, the amount then payable to him would have been $26,334,479. Other than pursuant to the loans described above in connection with Mr. Meyer's securities and Mr. Berenson's arrangements, no executive named above is indebted to the Company for more than $60,000. Certain key employees of the Company, including the named executives (other than Mr. Shannon) and certain members of their immediate families ("Beneficiaries"), have entered into the Voting Trust Agreement, as amended in 1987 and 1994, pursuant to which the Beneficiaries have deposited the shares of Common Stock and Class B Stock owned by them into a voting trust. The Beneficiaries have also agreed to deposit into the voting trust shares of Common Stock or Class B Stock hereafter acquired by them. The trust was extended in 1994 and will continue until 2004. Mr. Meyer has been designated the sole Voting Trustee. Beneficiaries retain the sole authority to receive dividends and, in general, to dispose of their shares held in the voting trust. The Company has entered into indemnification agreements with each of the members of the Board of Directors providing, generally, for the fullest indemnification permitted by law.

                               PERFORMANCE GRAPH

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN FOR THE COMPANY, THE S&P 500 INDEX AND FIVE OTHER PUBLICLY-TRADED ADVERTISING AGENCIES
[COMPARISON CHART]

                                                 GREY GLOBAL GROUP INC.           S&P 500 INDEX                PEER GROUP
                                                 ----------------------           -------------                ----------
Dec 95                                                      100                         100                         100
Dec 96                                                   129.18                      122.96                      128.86
Dec 97                                                   168.95                      162.98                      207.18
Dec 98                                                   189.54                      210.85                      298.55
Dec 99                                                   210.72                      255.21                      579.61
Dec 00                                                   345.24                      231.98                      455.51

     The Company's peer group is comprised of the Interpublic Group of Companies, Inc., Omnicom Group Inc., True North Communications, Inc., WPP Group, plc, Cordiant plc for 1996, beginning in 1997 Cordiant Communications Group, Saatchi & Saatchi plc for 1998 and 1999, and Young & Rubicam Inc. for 1999. The graph assumes the initial investment of $100 on December 31, 1995 and the reinvestment of dividends thereafter.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     The Board of Directors of the Company has selected its present auditors, the firm of Ernst & Young LLP, as independent auditors to examine and report on the financial statements of the Company for the year ending December 31, 2001 on the recommendation of the Audit Committee. A representative of Ernst & Young LLP is expected to be present at the meeting to make such statements as they deem appropriate and to respond to appropriate stockholder questions. The Board has determined that, although not required, it would be desirable to request from the stockholders an expression as to whether they concur in the foregoing selection. The Board recommends that stockholders vote to ratify such selection. If the holders of a majority of the votes represented at the meeting do not ratify the selection of Ernst & Young LLP, the selection of independent auditors will be reconsidered by the Board. Abstentions will have the same effect as a negative vote, while broker non-votes will be disregarded and have no effect.

The Board of Directors unanimously recommends a vote "FOR" this proposal.

     The following table summarizes the aggregate fees billed by Ernst & Young LLP for services rendered for the year ended December 31, 2000:

Audit fees..................................................  $2,106,148
Financial Information Systems design and implementation
  fees......................................................         -0-
All other fees..............................................   3,030,012
                                                              ----------
          Total.............................................  $5,136,160
                                                              ==========

     The amount shown for Audit fees includes fees for professional services rendered for the audit by Ernst & Young, LLP of Company's annual financial statements for 2000 and the reviews by Ernst & Young LLP of the Company's financial statements included in its Quarterly Reports on Form 10-Q during 2000.

     The Audit Committee has considered whether the provision of information technology and non-audit services are compatible with maintaining the independence of Ernst & Young LLP.

                             STOCKHOLDER PROPOSALS

     Under Rule 14a-8 of the Exchange Act, any stockholder of the Company who intends to present a proposal at the 2002 Annual Meeting of Stockholders and who wishes the proposal to be included in the proxy statement for such meeting must submit the proposal in writing to the Secretary of the Company, at the principal executive offices of the Company. The proposal must be received no later than February 25, 2002

     Rule 14a-4(c)(1) of the Exchange Act governs the Company's use of its discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in the Company's proxy statement. Rule 14a-4(c)(1) provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the first anniversary date of the date of mailing of the prior year's proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

     With respect to the Company's Annual Meeting of Stockholders to be held in 2002, if the Company is not provided with notice of a stockholder proposal, which proposal has not been submitted for inclusion in the Company's proxy statement, by May 15, 2002, the Company will be permitted to use its voting authority as described above.

                            SOLICITATION OF PROXIES

     The solicitation of proxies will be conducted primarily by mail. Employees of the Company, however, may solicit proxies by telephone, other means of communication or personal contact, but at no additional compensation.

                                 OTHER MATTERS

     The Board of Directors is not aware of any other matters which may be brought before the meeting. If other matters not known come before the meeting, the persons named in the accompanying form of proxy or their substitutes will vote such proxy in accordance with their best judgment.

                                          Steven G. Felsher
                                          Secretary

June 29, 2001

                                                                         ANNEX A

                     CHARTER OF THE AUDIT COMMITTEE OF THE
                             BOARD OF DIRECTORS OF
                             GREY GLOBAL GROUP INC.

PURPOSE OF THE COMMITTEE

     The Committee's purpose is to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial report, and internal control functions of the Corporation and its subsidiaries.

COMPOSITION OF THE COMMITTEE

     Committee shall be comprised of two (and, after June 14, 2001, three) or more directors as determined from time to time by resolution of the Board. The Chairman of the Committee shall be designated by the Board, provided that if the Board does not so designate a Chairman, the members of the Committee, by majority vote, may designate a Chairman. Each member of the Committee shall be qualified to serve on the Committee pursuant to the then applicable requirements of NASDAQ.

MEETINGS OF THE COMMITTEE

     The Committee shall meet with such frequency and at such intervals as it shall determine is necessary to carry out its duties and responsibilities. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Committee shall maintain minutes of its meetings and records relating to those meetings and provide copies of such minutes to the Board.

DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

     In carrying out its duties and responsibilities, the Committee's policies and procedures should remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions. While there is no "blueprint" to be followed by the Committee in carrying out its duties and responsibilities, the following should be considered within the authority of the
Committee:

          (1) Make recommendations to the Board as to the selection of the firm of independent public accountants to audit the books and accounts of the Corporation and its subsidiaries for each fiscal year;

          (2) Review and approve the Corporation's independent auditors' annual engagement letter, including the proposed fees contained therein;

          (3) Review the performance of the Corporation's independent auditors and make recommendations to the Board regarding the replacement or termination of the independent auditors when circumstances warrant;

          (4) Oversee the independence of the Corporation's independent auditors by, among other things:

             a. requiring the independent auditors to deliver to the Committee on a periodic basis a formal written statement delineating all relationships between the independent auditors and the Corporation; and

             b. Actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and recommending that the Board take appropriate action to satisfy itself of the auditors' independence;

          (5) Instruct the Corporation's independent auditors that they are ultimately accountable to the Committee and the Board, and that the Committee and the Board are responsible for the selection, evaluation and termination of the Corporation's independent auditors;

          (6) Review the annual audit plan and scope of the audit with the Corporation's independent auditors;

          (7) Review with management and the independent auditors at the completion of the annual audit examinations:

             a. the Company's annual financial statements and related footnotes to be included in the Company's Annual Report to Shareholders;

             b. the independent accountant's audit of the annual financial statements and their report thereto;

             c. any significant changes in the independent accountant's audit plan;

             d. any difficulties or disputes with management encountered during the course of the audit; and

             e. other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

          (8) Consider and review with the independent auditors and with management the adequacy of the Corporation's system of internal controls, including information systems controls and security, as well as any related significant findings and recommendations of the independent auditors and internal auditors together with management's responses thereto;

          (9) Establish and maintain free and open means of communication between and among the Board and Committee, and the Corporation's independent auditors, and the Corporation's internal auditing department and management, including by providing such parties with appropriate opportunities to meet privately with the Committee;

          (10) Review and reassess annually the Committee's charter;

          (11) Prepare the report required by the rules of the SEC to be included in the Corporation's annual proxy statement;

          (12) Report regularly to the Board on its activities, as appropriate; and

          (13) Perform such additional activities, and consider such other matters, within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate.

                            ------------------------

     While the Committee has the duties and responsibilities set forth in this charter, the Committee is not responsible for planning or conducting the audit or for determining whether the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Similarly, it is not the responsibility of the Committee to resolve disagreements, if any, between management and the independent auditors which may arise or to ensure that the Corporation complies with all laws and regulations.

     Nothing contained in this charter is intended to, or should be construed as, creating any responsibility or liability of the members of the Committee except to the extent otherwise provided under the Delaware law which shall continue to set the legal standard for the conduct of the members of the Committee.

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                             GREY GLOBAL GROUP INC.

                                  COMMON STOCK

                                  JULY 18, 2001











                PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED
--------------------------------------------------------------------------------


                                       WITHHELD
                         FOR             FROM
PROPOSAL NO. 1.          [ ]             [ ]

The election of Victor J. Barnett, as Director, to hold office until the Annual Meeting to be held in 2004 or until the election of his successor

                         FOR           AGAINST          ABSTAIN
PROPOSAL NO. 2.          [ ]             [ ]              [ ]

A proposal to ratify the selection of Ernst & Young LLP as independent auditors for the Company for 2001.


PROPOSAL NO. 3.

The transaction of such other business as may properly come before the meeting, and at any and all adjournments thereof.


The undersigned hereby acknowledges receipt of the Notice of the Meeting and Proxy Statement dated June 29, 2001.

Signature(s)_____________________________________(L.S.) Dated:___________, 2001
NOTE: Stockholder(s) should sign exactly as name appears above.

                             GREY GLOBAL GROUP INC.
                                  COMMON STOCK
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
       FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 18, 2001

      The undersigned stockholder(s) of Grey Global Group Inc. ("Company") hereby appoint(s) Edward H. Meyer and Steven G. Felsher, and each of them, the true and lawful proxies, agents and attorneys of the undersigned each with full power to act without the other and with full power of substitution and revocation, to represent and act for the undersigned, in the name, place and stead of the undersigned, and to vote all shares of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at the offices of APCO Worldwide Inc., the Company's public affairs subsidiary, 1615 L Street, N.W., Washington, D.C. on July 18, 2001, at 8:00 A.M., local time, and at any and all adjournments thereof, on the following matters.

      THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS HEREIN, BUT WHERE SPECIFICATIONS ARE NOT INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE FOR DIRECTOR AND IN FAVOR OF THE PROPOSALS REFERRED TO IN ITEMS 2 AND 3. IF OTHER MATTERS NOT KNOWN COME BEFORE THE MEETING THE PERSONS NAMED HEREIN OR THEIR SUBSTITUTES WILL VOTE SUCH SHARES IN ACCORDANCE WITH THEIR BEST JUDGMENT.

      THE UNDERSIGNED HEREBY RATIFIES AND CONFIRMS ALL THAT SAID PROXIES, AGENTS AND ATTORNEYS, OR EITHER OF THEM, OR THEIR SUBSTITUTES, LAWFULLY MAY DO AT THE MEETING AND HEREBY REVOKES ALL PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED TO VOTE AT SAID MEETING OR ANY AND ALL ADJOURNMENTS THEREOF.

      IF ONLY ONE OF SAID PROXIES, OR HIS SUBSTITUTE, BE PRESENT AND VOTE AT SAID MEETING, OR AT ANY OR ALL ADJOURNMENTS THEREOF, SUCH PERSON SHALL HAVE AND MAY EXERCISE ALL POWERS HEREBY GRANTED.

                           (CONTINUED ON REVERSE SIDE)

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                             GREY GLOBAL GROUP INC.

                            LIMITED DURATION CLASS B
                                  COMMON STOCK

                                  JULY 18, 2001











                 PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED
--------------------------------------------------------------------------------



                                       WITHHELD
                         FOR             FROM
PROPOSAL NO. 1.          [ ]             [ ]

The election of Victor J. Barnett, as Director, to hold office until the Annual Meeting to be held in 2004 or until the election of his successor

                         FOR           AGAINST          ABSTAIN
PROPOSAL NO. 2.          [ ]             [ ]              [ ]

A proposal to ratify the selection of Ernst & Young LLP as independent auditors for the Company for 2001.


PROPOSAL NO. 3.

The transaction of such other business as may properly come before the meeting, and at any and all adjournments thereof.


The undersigned hereby acknowledges receipt of the Notice of the Meeting and Proxy Statement dated June 29, 2001.

Signature(s)_____________________________________(L.S.) Dated:___________, 2001
NOTE: Stockholder(s) should sign exactly as name appears above.

                             GREY GLOBAL GROUP INC.
                            LIMITED DURATION CLASS B
                                  COMMON STOCK
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
      FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 18, 2001.

      The undersigned stockholder(s) of Grey Global Group Inc. ("Company") hereby appoint(s) Edward H. Meyer and Steven G. Felsher, and each of them, the true and lawful proxies, agents and attorneys of the undersigned each with full power to act without the other and with full power of substitution and revocation, to represent and act for the undersigned, in the name, place and stead of the undersigned, and to vote all shares of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at the offices of APCO Worldwide Inc., the Company's public affairs subsidiary, 1615 L Street, N.W., Washington, D.C. on July 18, 2001, at 8:00 A.M., local time, and at any and all adjournments thereof, on the following matters.

      THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS HEREIN, BUT WHERE SPECIFICATIONS ARE NOT INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE FOR DIRECTOR AND IN FAVOR OF THE PROPOSALS REFERRED TO IN ITEMS 2 AND 3. IF OTHER MATTERS NOT KNOWN COME BEFORE THE MEETING THE PERSONS NAMED HEREIN OR THEIR SUBSTITUTES WILL VOTE SUCH SHARES IN ACCORDANCE WITH THEIR BEST JUDGMENT.

      THE UNDERSIGNED HEREBY RATIFIES AND CONFIRMS ALL THAT SAID PROXIES, AGENTS AND ATTORNEYS, OR EITHER OF THEM, OR THEIR SUBSTITUTES, LAWFULLY MAY DO AT THE MEETING AND HEREBY REVOKES ALL PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED TO VOTE AT SAID MEETING OR ANY AND ALL ADJOURNMENTS THEREOF.

      IF ONLY ONE OF SAID PROXIES, OR HIS SUBSTITUTE, BE PRESENT AND VOTE AT SAID MEETING, OR AT ANY OR ALL ADJOURNMENTS THEREOF, SUCH PERSON SHALL HAVE AND MAY EXERCISE ALL POWERS HEREBY GRANTED.

                           (CONTINUED ON REVERSE SIDE)